                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) - August 14, 2002
                                                          ---------------


                        MULTILINK TECHNOLOGY CORPORATION
                        --------------------------------
             (Exact name of Registrant as specified in its Charter)




          California                                 000-31851                              95-4522566
          ----------                                 ---------                              ----------
(State or Other Jurisdiction                        (Commission                          (I.R.S. Employer
of Incorporation or Organization)                   File Number)                         Identification No.)



300 Atrium Drive, 2nd Floor, Somerset, New Jersey                     08873
--------------------------------------------------------------   ---------------
(Address of Principal Executive Offices)                            (Zip Code)



       Registrant's telephone number, including area code: (732) 537-3700
                                                           --------------



                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)

Item 7. Exhibits.

            (a)   Not Applicable.

            (b)   Not Applicable.

            (c)   Exhibits.

                  Exhibit 99.1

                  Transmittal Letter dated August 14, 2002

                  Exhibit 99.2

                  Certificate of Chief Executive Officer

                  Exhibit 99.3

                  Certificate of Chief Financial Officer

Item 9. Regulation FD Disclosure.

     In connection with the Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2002, as filed with the Securities and Exchange Commission on August 14, 2002, Multilink Technology Corporation filed as correspondence the transmittal letter and certifications attached hereto as Exhibits 99.1, 99.2 and 99.3

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      MULTILINK TECHNOLOGY CORPORATION

Date:  August 14, 2002                By:   /s/  Richard N. Nottenburg
                                         --------------------------------------
                                         Name:   Richard N. Nottenburg
                                         Title:  President and Chief Executive
                                                 Officer

                                  EXHIBIT INDEX
                                  -------------

  Exhibit Number                                      Description
  --------------                                      ------------
     99.1                      Transmittal Letter dated August 14, 2002

     99.2                      Certificate of Chief Executive Officer

     99.3                      Certificate of Chief Financial Officer




                                 EXHIBIT INDEX
                                      -1-